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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                       Date of Report: September 19, 2001

                          COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               KENTUCKY                                     61-0985936
     --------------------------------                  -------------------
     (State or other jurisdiction of                     (I.R.S. Employer
     incorporation or organization)                    Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                 ----------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code:  (859) 292-6809
                                                           ----------------


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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             99.1 September 19, 2001 Press Release

Item 9.  REGULATION FD DISCLOSURE

         On September 19, 2001, NS Group, Inc. issued a news release concerning its expected financial results for the quarter ended September 30, 2001. The press release is attached hereto as Exhibit 99.1.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NS GROUP, INC.

Date:  September 19, 2001                By: /s/ Thomas J. Depenbrock
                                            -----------------------------------
                                             Thomas J. Depenbrock
                                             Vice President, Treasurer and
                                             Chief Financial Officer





                                  EXHIBIT INDEX


          No.          Exhibit

         99.1          September 19, 2001 Press Release